Exhibit 99.1
The tables below reflect the realignment of the Company's reportable segments described in Item 7.01 of this Form 8-K.

	2016	2017					2018
	FY	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3
	(Unaudited; in thousands)
Revenue:
Match Group	$1,118,110	$298,764	$309,572	$343,418	$378,907	$1,330,661	$407,367	$421,196	$443,943
ANGI Homeservices	498,890	150,745	180,711	181,717	223,213	736,386	255,311	294,822	303,116
Vimeo	78,805	21,557	22,967	24,272	34,536	103,332	35,568	39,560	40,304
Dotdash	77,913	17,594	20,660	22,271	30,365	90,890	30,031	30,757	30,053
Applications	604,140	158,897	143,969	136,333	138,799	577,998	131,987	143,074	153,973
Emerging & Other	762,609	113,486	89,679	120,550	144,874	468,589	134,885	129,796	133,345
Inter-segment eliminations	(585)	(210)	(171)	(127)	(109)	(617)	(74)	(83)	(142)
Total	$3,139,882	$760,833	$767,387	$828,434	$950,585	$3,307,239	$995,075	$1,059,122	$1,104,592

Operating Income (Loss):
Match Group	$315,549	$58,871	$82,975	$91,008	$127,663	$360,517	$112,233	$150,165	$139,895
ANGI Homeservices (a)	25,363	1,388	(4,141)	(112,505)	(33,918)	(149,176)	(10,756)	23,262	33,515
Vimeo	(25,350)	(7,080)	(6,401)	(5,788)	(8,059)	(27,328)	(9,748)	(9,593)	(6,161)
Dotdash	(248,705)	(11,321)	(7,904)	(1,407)	4,938	(15,694)	3,191	1,339	2,416
Applications	109,663	32,768	39,134	29,386	28,888	130,176	25,461	33,077	33,041
Emerging & Other	(99,696)	(8,597)	3,619	11,063	11,327	17,412	6,493	6,079	10,893
Corporate	(109,449)	(28,969)	(31,647)	(30,346)	(36,479)	(127,441)	(36,924)	(35,892)	(40,767)
Total	$(32,625)	$37,060	$75,635	$(18,589)	$94,360	$188,466	$89,950	$168,437	$172,832

Stock-based compensation expense:
Match Group	$52,370	$18,024	$15,654	$19,949	$15,463	$69,090	$16,963	$16,706	$16,141
ANGI Homeservices	8,916	4,461	11,839	103,980	28,950	149,230	24,906	22,053	22,474
Vimeo	—	—	—	—	—	—	—	—	—
Dotdash	—	—	—	—	—	—	—	—	—
Applications	—	—	—	—	—	—	—	—	—
Emerging & Other	1,258	1,729	133	134	134	2,130	131	1,293	323
Corporate	42,276	9,761	11,289	10,409	12,709	44,168	17,082	17,509	16,425
Total	$104,820	$33,975	$38,915	$134,472	$57,256	$264,618	$59,082	$57,561	$55,363

	2016	2017					2018
	FY	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3
	(Unaudited; in thousands)
Depreciation:
Match Group	$27,726	$7,589	$7,883	$8,147	$8,994	$32,613	$8,147	$8,399	$8,513
ANGI Homeservices	8,419	2,996	3,218	3,491	4,838	14,543	6,184	5,886	6,100
Vimeo	1,085	358	364	347	339	1,408	335	321	291
Dotdash	2,775	833	437	654	331	2,255	249	246	246
Applications	5,095	1,011	921	1,155	776	3,863	755	773	617
Emerging & Other	12,675	2,208	681	602	574	4,065	753	349	294
Corporate	13,901	4,893	4,835	2,867	2,923	15,518	2,834	2,831	2,864
Total	$71,676	$19,888	$18,339	$17,263	$18,775	$74,265	$19,257	$18,805	$18,925

Amortization of intangibles:
Match Group	$16,932	$403	$404	$401	$260	$1,468	$242	$237	$435
ANGI Homeservices	3,153	1,367	2,750	2,768	16,376	23,261	16,306	15,778	15,611
Vimeo	4,176	313	313	313	1,374	2,313	1,629	1,641	1,641
Dotdash	30,754	4,848	4,567	250	1,011	10,676	409	409	409
Applications	5,483	606	491	536	537	2,170	536	1,554	1,331
Emerging & Other	18,928	1,624	99	98	434	2,255	831	569	725
Corporate	—	—	—	—	—	—	—	—	—
Total	$79,426	$9,161	$8,624	$4,366	$19,992	$42,143	$19,953	$20,188	$20,152

Acquisition-related contingent consideration fair value adjustments:
Match Group	$(9,197)	$1,344	$2,994	$59	$856	$5,253	$156	$54	$55
ANGI Homeservices	—	—	—	—	—	—	—	—	—
Vimeo	(192)	—	—	—	—	—	—	—	—
Dotdash	—	—	—	—	—	—	—	—	—
Applications	12,035	548	—	—	—	548	—	—	—
Emerging & Other	(91)	—	—	—	—	—	—	—	—
Corporate	—	—	—	—	—	—	—	—	—
Total	$2,555	$1,892	$2,994	$59	$856	$5,801	$156	$54	$55

Goodwill impairment:
Match Group	$—	$—	$—	$—	$—	$—	$—	$—	$—
ANGI Homeservices	—	—	—	—	—	—	—	—	—
Vimeo	—	—	—	—	—	—	—	—	—
Dotdash (b)	198,330	—	—	—	—	—	—	—	—
Applications	—	—	—	—	—	—	—	—	—
Emerging & Other (b)	77,037	—	—	—	—	—	—	—	—
Corporate	—	—	—	—	—	—	—	—	—
Total	$275,367	$—	$—	$—	$—	$—	$—	$—	$—

	2016	2017					2018
	FY	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3
	(Unaudited; in thousands)
Adjusted EBITDA:
Match Group	$403,380	$86,231	$109,910	$119,564	$153,236	$468,941	$137,741	$175,561	$165,039
ANGI Homeservices (a)	45,851	10,212	13,666	(2,266)	16,246	37,858	36,640	66,979	77,700
Vimeo	(20,281)	(6,409)	(5,724)	(5,128)	(6,346)	(23,607)	(7,784)	(7,631)	(4,229)
Dotdash	(16,846)	(5,640)	(2,900)	(503)	6,280	(2,763)	3,849	1,994	3,071
Applications	132,276	34,933	40,546	31,077	30,201	136,757	26,752	35,404	34,989
Emerging & Other	10,111	(3,036)	4,532	11,897	12,469	25,862	8,208	8,290	12,235
Corporate	(53,272)	(14,315)	(15,523)	(17,070)	(20,847)	(67,755)	(17,008)	(15,552)	(21,478)
Total	$501,219	$101,976	$144,507	$137,571	$191,239	$575,293	$188,398	$265,045	$267,327
__________________________________________________________________

(a)	In connection with the completion of the HomeAdvisor and Angie's List combination on September 29, 2017 (the "Combination"):
Q3 2017 operating loss of $112.5 million at ANGI Homeservices reflects: (i) $96.9 million in stock-based compensation expense related primarily to: (A) a modification charge arising from the conversion of vested HomeAdvisor equity awards into ANGI Homeservices equity awards in connection with the Combination and (B) expense related to the acceleration of converted ANGI Homeservices equity awards held by Angie’s List employees upon the termination of their employment in connection with the Combination and (ii) $26.0 million in costs related to the Combination.
Q4 2017, Q1 2018, Q2 2018 and Q3 2018 operating (loss) income of $(33.9) million, $(10.8) million, $23.3 million and $33.5 million, respectively, at ANGI Homeservices includes $25.1 million, $19.1 million, $16.7 million and $16.0 million, respectively, in stock-based compensation expense related primarily to: (i) a modification charge related to previously issued and unvested HomeAdvisor equity awards and the expense related to the conversion of previously issued and unvested Angie's List equity awards, both in connection with the Combination, and (ii) expense related to the acceleration of converted ANGI Homeservices equity awards held by Angie's List employees upon the termination of their employment in connection with the Combination, as well as $22.0 million, $5.3 million, $2.6 million and $1.0 million, respectively, in costs related to the Combination (including $7.6 million, $2.8 million, $1.8 million and $0.7 million, respectively, of deferred revenue write-offs).
Operating income (loss) and Adjusted EBITDA for FY 2016, Q2 2017 and FY 2017 will not agree to the ANGI Homeservices financial segment information on a standalone basis due to a $1.3 million accrual that was recorded retrospectively in Q3 2016 as the standalone HomeAdvisor combined financial statements were prepared. This accrual was recorded in IAC’s consolidated financial statements in Q2 2017.

(b)
Prior to the fourth quarter of 2018, IAC Publishing was a reportable segment consisting of one operating segment and one reporting unit.  In the fourth quarter of 2018, IAC Publishing was split into two new operating segments and reporting units: Dotdash and Ask Media Group (included in the Emerging & Other segment). The 2016 goodwill impairment of IAC Publishing was allocated to these two reporting units based upon their relative fair values as of October 1, 2018.

Reconciliation of net (loss) earnings attributable to IAC/InterActiveCorp (“IAC”) shareholders to operating income (loss) to Adjusted EBITDA:

	2016	2017					2018
	FY	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3
	(Unaudited; in thousands)
Net (loss) earnings attributable to IAC shareholders	$(41,280)	$26,209	$66,268	$179,643	$32,804	$304,924	$71,082	$218,353	$145,774
Add back:
Net earnings (loss) attributable to noncontrolling interests	25,129	2,254	14,289	45,996	(9,455)	53,084	16,757	62,501	25,803
Income tax (benefit) provision	(64,934)	(23,909)	(19,420)	(279,480)	31,759	(291,050)	(29,013)	31,368	(18,242)
Other (income) expense, net	(60,650)	7,714	(10,230)	10,216	8,513	16,213	4,619	(171,141)	(8,113)
Interest expense	109,110	24,792	24,728	25,036	30,739	105,295	26,505	27,356	27,610
Operating (loss) income	(32,625)	37,060	75,635	(18,589)	94,360	188,466	89,950	168,437	172,832
Stock-based compensation expense	104,820	33,975	38,915	134,472	57,256	264,618	59,082	57,561	55,363
Depreciation	71,676	19,888	18,339	17,263	18,775	74,265	19,257	18,805	18,925
Amortization of intangibles	79,426	9,161	8,624	4,366	19,992	42,143	19,953	20,188	20,152
Acquisition-related contingent consideration fair value adjustments	2,555	1,892	2,994	59	856	5,801	156	54	55
Goodwill impairment	275,367	—	—	—	—	—	—	—	—
Adjusted EBITDA	$501,219	$101,976	$144,507	$137,571	$191,239	$575,293	$188,398	$265,045	$267,327

The Company's primary financial measure is Adjusted EBITDA, which is defined as operating income excluding: (1) stock-based compensation expense; (2) depreciation; and (3) acquisition-related items consisting of (i) amortization of intangible assets and impairments of goodwill and intangible assets, if applicable, and (ii) gains and losses recognized on changes in the fair value of contingent consideration arrangements. The Company believes this measure is useful for analysts and investors as this measure allows a more meaningful comparison between our performance and that of our competitors. Moreover, our management uses this measure internally to evaluate the performance of our businesses, and this measure is one of the primary metrics on which our internal budgets are based and by which management is compensated. The above items are excluded from our Adjusted EBITDA measure because these items are non-cash in nature. Adjusted EBITDA has certain limitations in that it does not take into account the impact to IAC's statement of operations of certain expenses. The information presented above should be read in conjunction with IAC's historical consolidated financial statements and notes thereto found on the U.S. Securities and Exchange Commission's website at http://www.sec.gov.